SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 3, 2020

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Rockefeller Place, 20th Floor, Suite 83 New York, NY 10111	10111
(Address of principal executive offices)	(Zip Code)

(212) 751-0001

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 3, 2020, AXIM Biotechnologies, Inc. (“AXIM”) entered into a binding Term Sheet (“Agreement”) with Delaware based Sapphire Biotech, Inc. (“Sapphire”).

Sapphire is a research and development company that aims to improve global cancer care through the development of proprietary therapeutics for inhibiting cancer growth and metastasis.

Under the terms of the Agreement, AXIM intends to: (i) acquire 100% of Sapphire’s outstanding capital (consisting of 1,000,000 shares of common stock); and (ii) assume all of the outstanding debt of Sapphire. The outstanding debt includes two notes; one with a principal amount of $324,218, including all accrued and/or unpaid interest, and a second convertible note with a principal amount of $190,000 which shall convert into 100,000 shares of Sapphire’s common stock prior to the date of the closing of the transaction. Following the closing of the transaction, Sapphire will become a wholly owned subsidiary of AXIM.

The parties intend to enter into Definitive Documents for the transaction no later than February 28, 2020. However, the binding Term Sheet shall remain in full force and effect until such time as the Definitive Documents are executed by the parties or until the Term Sheet is terminated by mutual consent of the parties.

Item 7.01 Regulation FD Disclosure

On January 8, 2020, AXIM issued a press release announcing that it had entered into a binding Term Sheet with Sapphire Biotech, Inc. A copy of the press release issued by AXIM is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

10.1Binding Term Sheet dated January 3, 2020, by and between AXIM Biotechnologies, Inc. and Sapphire Industries, Inc.

99.1Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: January 8, 2020	By:	/s/ John W. Huemoeller II
John W. Huemoeller II
President and Director Principal Executive Officer